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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


                PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES
                              EXCHANGE ACT OF 1934


        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): APRIL 10, 2000



                   FAIRCHILD SEMICONDUCTOR INTERNATIONAL, INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)



            DELAWARE                   333-26897                 04-3363001
(State or other jurisdiction of     (Commission File          (I.R.S. Employer
incorporation or organization)           Number)             Identification No.)



                              82 RUNNING HILL ROAD
                           SOUTH PORTLAND, MAINE 04106
          (Address of principal executive offices, including zip code)

       Registrant's telephone number, including area code: (207) 775-8100



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ITEM 5.  OTHER EVENTS

     On April 10, 2000 Fairchild Semiconductor International, Inc. ("Fairchild") announced an agreement to acquire QT Optoelectronics, Inc. for approximately $100 million. The transaction will be mainly comprised of Fairchild stock. Further information is included in Fairchild's press release incorporated herein by reference.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

     c) Exhibits

        99.1     Press Release dated April 10, 2000




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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                     Fairchild Semiconductor International, Inc.


Date:  April 13, 2000                By: /s/ David A. Henry
                                         ---------------------------------------
                                         David A. Henry
                                         Vice President, Corporate Controller
                                         (Principal Accounting Officer and
                                         Duly Authorized Officer)



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